2165/039721-0003 23102125.8 CONTINGENT PAYMENT AGREEMENT This CONTINGENT PAYMENT AGREEMENT (this “Agreement”), dated as of December 15, 2025 (“Effective Date”), is by and among Air T, Inc., a Delaware corporation (“US Parent”), Air T Acquisition 25.1, LLC, a Minnesota limited liability company (“Air T Acquisition”), Air T Rex Acquisition, Inc., a Delaware corporation (“Rex Acquisition” and, together with US Parent and Air T Acquisition, each an “Air T Party” and, collectively, the “Air T Parties”), and Honeywell Common Investment Fund and Honeywell International Inc. Master Retirement Trust (each, an “Investor” and, together, the “Investors”). WHEREAS, US Parent, Air T Acquisition, and the Investors are parties to that certain Note Purchase Agreement dated as of the Effective Date (the “Purchase Agreement”). Capitalized terms that are used but not defined in this Agreement shall have the meaning ascribed to such terms in the Purchase Agreement. WHEREAS, Rex Acquisition is a wholly owned subsidiary of Air T Acquisition. WHEREAS, as a material inducement to Investors entering into the Purchase Agreement and acquiring the Notes thereunder, Rex Acquisition agrees to make certain payments to Investors on the terms set forth in this Agreement, which is entered into and delivered pursuant to Section 5(b)(viii) of the Purchase Agreement. NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Air T Parties and the Investors hereby agree as follows: 1. Contingent Payment Obligation. (a) Commencing upon repayment in full of the Notes, Rex Acquisition shall pay the Investors an amount (each, a “Contingent Payment” and, collectively, the “Contingent Payments”) equal to one-half percent (0.5%) of Australia Gross Revenue (as defined below) for each Contingent Payment Year (as defined below), until the Investors have received aggregate Contingent Payments of $8,000,000.00 Australian Dollars (and all dollar amounts described and referred to herein shall be in Australian Dollars) (“Maximum Contingent Payment Amount”). Notwithstanding the foregoing, if Australia Gross Revenue for any Contingent Payment Year exceeds $400,000,000.00 (i.e., would result in a Contingent Payment in excess of $2,000,000.00), the Contingent Payment for such Contingent Payment Year shall equal (i.e., be capped at) $2,000,000.00 (the “Annual Contingent Payment Cap”) and the portion of such Contingent Payment in excess of the Annual Contingent Payment Cap (a “Rollover Amount”) shall be included in the Contingent Payment for the immediately subsequent Contingent Payment Year (provided, however, that any Rollover Amount(s), or portions thereof, that would cause the Contingent Payment for any subsequent Contingent Payment Year to exceed the Annual Contingent Payment Cap will similarly roll forward to the next subsequent Contingent Payment Year for which the Annual Contingent Payment Cap is not exceeded; provided, further, that any unpaid Rollover Amounts, if any, shall be extinguished upon the Investors receiving payment in full of the Maximum Contingent Payment Amount). Each Contingent Payment shall (i) be paid by Rex Acquisition within thirty (30) days of the end of the applicable Contingent Payment Year and (ii) be accompanied by delivery by Rex Acquisition to the Investors (which shall be given pursuant

2165/039721-0003 23102125.8 -2- to Section 5(g)) of Rex Acquisition’s calculation of such Contingent Payment. “Australia Gross Revenue” means the aggregate gross revenue of Rex Regional Express Holdings Limited (the “Australian Operating Parent”) and its direct and indirect subsidiaries, calculated on a consolidated basis. “Contingent Payment Year” means (x) the fiscal year of Rex Acquisition during which the Notes are repaid in full, and (y) each subsequent fiscal year of Rex Acquisition until the Investors have received payment in full of the Maximum Contingent Payment Amount. (b) Notwithstanding Section 1(a), if and solely to the extent Australian Operating Parent’s (together with its direct and indirect subsidiaries) ability to dividend, distribute, or otherwise pay to Rex Acquisition an amount equal to any Contingent Payment or any portion thereof (each such Contingent Payment or portion thereof, as applicable, a “Restricted Contingent Payment Amount”) is prohibited pursuant to the Sale and Implementation Deed and the related Transaction Documents (as defined in the Sale and Implementation Deed) (collectively, “Australia Restrictions”), such Restricted Contingent Payment Amount(s) (or portion thereof) shall be paid by Rex Acquisition to the Investors within thirty (30) days after the date the Australia Restrictions no longer prohibit such dividend, distribution, or other payment of such amounts. For clarity, Rex Acquisition’s payment obligation for Restricted Contingent Payment Amounts in accordance with the immediately preceding sentence is not subject to the Annual Contingent Payment Cap. Upon the Investors’ written request, Rex Acquisition shall from time to time provide the Investors evidence deemed satisfactory to the Investors in their reasonable determination of the Australia Restrictions giving rise to any Restricted Contingent Payment Amount. (c) Notwithstanding anything (including, without limitation, Section 1(b)) in this Agreement to the contrary, the Maximum Contingent Payment Amount, less the amount of Contingent Payments previously received by the Investors, if any, (i) shall be immediately due and payable in full by Rex Acquisition to the Investors upon the occurrence of a Change in Control, and (ii) may be prepaid in whole or in part by Rex Acquisition at any time upon providing at least five (5) Business Days’ notice to the Investors. (d) Contingent Payments (including, if applicable, any Restricted Contingent Payment Amounts): (i) shall be allocated between the Investors as may be determined by the Investors in their discretion, and (ii) shall be paid by wire transfer of immediately available funds by Rex Acquisition to an account or accounts designated by the Investors in writing. 2. Restricted Payments (Dividends and Distributions). Rex Acquisition shall not make any Restricted Payment prior to the Investors receiving payment in full of the Annual Contingent Payment Cap amount for any applicable Contingent Payment Year. “Restricted Payment” means, with respect to Rex Acquisition, (a) any dividend, payment, or other distribution, direct or indirect, on account of any shares (or equivalent) of any class of its equity interests, (b) any redemption, retirement, sinking fund or similar payment, purchase, or other acquisition for value, direct or indirect, of any shares (or equivalent) of any class of its equity interests, now or hereafter outstanding, or (c) any payment, directly or indirectly, made to retire, or to obtain the surrender of, any outstanding warrants, options, or other rights to acquire shares (or equivalent) of any class of its equity interests, now or hereafter outstanding. 3. Board of Director Rights. The Air T Parties shall cause the board of directors or similar governing body of the Australian Operating Parent (CAN 099 547 270) to appoint two (2) board members as selected by the Investors (“Investor Board Appointees”), which Investor Board

2165/039721-0003 23102125.8 -3- Appointees shall have all of the voting, notice, and information rights of any other member of such board of directors (or similar governing body) and the organizational documents of the Australian Operating Parent shall include such requirement, such requirement to remain in effect until the later of (i) the full repayment of the obligations evidenced by the Purchase Agreement, the Notes, and the other Note Transaction Documents, and (ii) payment in full of the Maximum Contingent Payment Amount, following which the board appointee rights shall automatically terminate and expire. The Investor Board Appointees will be chosen by the Investors from any of (i) Dominick DeAlto, Wang Wen-Ching, John Mikros, Gregg Fisher, (ii) any other person mutually agreed to by the Investors and US Parent, and (iii) if a default or Event of Default exists under this Agreement, the Purchase Agreement, any other Note Transaction Document, any person chosen by the Investors in their sole discretion. The Air T Parties shall cause all management oversight of the Australian Operating Parent and its direct and indirect subsidiaries to occur at the Australian Operating Parent and be governed by the board of directors (or similar governing body) of the Australian Operating Parent, pursuant to which the foregoing Investor board and Investor Board Appointees’ rights relate, and such board (or similar governing body) shall meet no less than two (2) times per year. 4. Audit Rights. Until the Investors have received payment in full of the Maximum Contingent Payment Amount, upon the Investors’ request and providing reasonable prior notice to Rex Acquisition, Rex Acquisition and its direct and indirect subsidiaries shall make their books and records available for audit by the Investors (or their authorized representative) for purposes of confirming the accuracy of the determination of Australia Gross Revenue used to make the corresponding calculation of any Contingent Payment; provided that the Investors shall not conduct more than one audit per Contingent Payment Year. If, as a result of such audit, it is determined that there was an underpayment of any Contingent Payment, (a) Rex Acquisition shall promptly pay to the Investors any amount shown to be deficient, plus interest on such amount at the rate of ten percent (10%) per annum calculated from the original due date for such Contingent Payment, and (b) if any Contingent Payment is found deficient by more than two percent (2%), Rex Acquisition shall reimburse the Investors for the cost of the audit. 5. Miscellaneous. (a) Governing Law; Jurisdiction; Jury Trial. All questions concerning the construction, validity, enforcement, and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection with this Agreement or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action, or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action, or proceeding is brought in an inconvenient forum or that the venue of such suit, action, or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action, or proceeding by mailing a copy thereof to such party at the address for such notices to it under Section 5(g) and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be

2165/039721-0003 23102125.8 -4- deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT, THE OTHER NOTE TRANSACTION DOCUMENTS, OR ANY TRANSACTION CONTEMPLATED HEREBY OR THEREBY. (b) Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that an electronic signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original. (c) Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement. (d) Severability. If any provision of this Agreement is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid, or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the prohibition, invalidity, or unenforceability of such provision shall not affect the validity of the remaining provisions of this Agreement so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity, or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties. The parties will endeavor in good faith negotiations to replace the prohibited, invalid, or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid, or unenforceable provision(s). (e) Entire Agreement. This Agreement and the other Note Transaction Documents supersede all other prior oral or written agreements between the Air T Parties, the Investors, their respective affiliates, and Persons acting on their behalf with respect to the matters discussed herein, and this Agreement, the other Note Transaction Documents, and the instruments referenced herein and therein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, no party make any representation, warranty, covenant, or undertaking with respect to such matters. For the avoidance of doubt, nothing herein or in the other Note Transaction Documents shall supersede or affect any existing note purchase agreements and related documents involving the Investors, the US Parent, and other of its affiliates with respect to the matters covered therein. (f) Amendments. Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Air T Parties and the Investors; provided, that a waiver need only be signed by the party granting the waiver. Any amendment or waiver effected in accordance with this Section 5(f) shall be binding upon the Air T Parties and the Investors.

2165/039721-0003 23102125.8 -5- (g) Notices. Any notices, consents, waivers, or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon delivery, when sent by electronic mail (provided that the sending party does not receive an automated rejection or out- of-office notice); or (iii) one (1) Business Day after deposit with a nationally recognized overnight delivery service that provides evidence of delivery, in each case properly addressed to the party to receive the same. The addresses and email addresses for such communications shall be: If to the Air T Parties: Air T, Inc. 11020 David Taylor Drive, Suite 305 Charlotte, North Carolina 28262 Attn.: Mark Jundt Email: xxxx@airt.com With a copy (for informational purposes only) to: Winthrop & Weinstine, P.A. 225 South 6th Street, Suite 3500 Minneapolis, Minnesota 55402 Attn.: Philip T. Colton Email: xxxx@winthrop.com If to the Investors: 8 Campus Drive, Suite 105 Parsippany, NJ 07054 Attn: John Mikros Email: xxxx@honeywell.com With a copy (for informational purposes only) to: Rutan & Tucker, LLP 18575 Jamboree Road, 9th Floor Irvine, CA 92612 Attn.: Garett Sleichter Email: xxxx@rutan.com or such other address and email address to the attention of such other Person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver, or other communication, (B) mechanically or electronically generated by the sender’s email containing the time, date, and recipient email address, or (C) provided by a courier or overnight courier service shall be rebuttable evidence of personal service, receipt by email, or receipt from a nationally recognized overnight delivery service in accordance with clause (i), (ii), or (iii) above, respectively.

2165/039721-0003 23102125.8 -6- (h) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns. No Air T Party may assign this Agreement or any rights or obligations hereunder without the prior written consent of the Investors. Any Investor may assign some or all of its rights and obligations hereunder in connection with the transfer of its rights to receive Contingent Payments (including, if applicable, any Restricted Contingent Payment Amount) with the consent of the Rex Acquisition (which consent shall not be unreasonably withheld or delayed and which consent shall not be required for transfers to an affiliate of such Investor), in which event such assignee shall be deemed to be an Investor hereunder with respect to such assigned rights and obligations, and the Rex Acquisition shall use its best efforts to ensure that such transferee is registered as a holder of such rights to receive Contingent Payments (including, if applicable, any Restricted Contingent Payment Amount). Notwithstanding the foregoing, an Investor shall not transfer its rights to receive Contingent Payments (including, if applicable, any Restricted Contingent Payment Amount) to a direct competitor of the US Parent without the prior written consent of the US Parent. (i) No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except that each Indemnitee (as hereinafter defined) shall have the right to enforce the obligations of the US Parent with respect to Section 5(1). (j) Survival. The indemnification obligations under Section 5(l), as well as any other covenant or agreement herein that, in order to give proper effect to its intent, should survive payment in full of the Maximum Contingent Payment Amount, shall survive payment in full of the Maximum Contingent Payment Amount. (k) Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments, and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby. (l) Indemnification. In consideration of the Investors’ execution and delivery of this Agreement and the other Note Transaction Documents and acquiring the Notes thereunder, and in addition to all of the other obligations of the Air T Parties under this Agreement and the other Note Transaction Documents, the US Parent shall defend, protect, indemnify, and hold harmless each Investor (including, without limitation, any successor Investor pursuant to Section 5(h)) and all of their stockholders, partners, members, officers, directors, employees, and direct or indirect investors and any of the foregoing Persons’ agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the “Indemnitees”) from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities, and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys’ fees and disbursements (collectively, the “Indemnified Liabilities”), incurred by any Indemnitee as a result of, or arising out of, or relating to (i) any misrepresentation or breach of any representation or warranty made by the any member of the Company Group in this Agreement, the other Note Transaction Documents, or any other certificate, instrument, or document contemplated hereby or

2165/039721-0003 23102125.8 -7- thereby, (ii) any breach of any covenant, agreement, or obligation of any member of the Company Group contained in this Agreement, the other Note Transaction Documents, or any other certificate, instrument, or document contemplated hereby or thereby, or (iii) any cause of action, suit, or claim brought or made against such Indemnitee by a third party (including for these purposes a derivative action brought on behalf of a member of the Company Group) and arising out of or resulting from (A) the execution, delivery, performance, or enforcement of this Agreement, the other Note Transaction Documents, or any other certificate, instrument, or document contemplated hereby or thereby, or (B) the status of the Investor (including, without limitation, any successor Investor pursuant to Section 5(h)) as an investor in the Company Group pursuant to the transactions contemplated by this Agreement or the other Note Transaction Documents. To the extent that the foregoing undertaking by the US Parent may be unenforceable for any reason, the US Parent shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities up to the Maximum Contingent Payment Amount. The US Parent will not be liable under this Section 5(1) to the extent, but only to the extent, that a claim is attributable to a material breach of any of the representations, warranties, covenants, or agreements made by an Investor in this Agreement. Notwithstanding the foregoing, no claim for indemnification under this Section 5(1) made by the Indemnitees will be payable by the US Parent to the Indemnitees in excess of the aggregate remaining unpaid amount of the Maximum Contingent Payment Amount. (m) Payment Set Aside. To the extent that any Air T Party makes a payment or payments to an Investor hereunder or pursuant to any of the other Note Transaction Documents or an Investor enforces or exercises its rights hereunder or thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid, or otherwise restored to any of the Air T Parties or a trustee, receiver, or any other Person under any law (including, without limitation, any bankruptcy law, foreign, state or federal law, common law, or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred. (n) Intended Treatment. Upon repayment in full of the Notes, the Air T Parties and the Investors intend for the rights and obligations under this Agreement to vest and be treated as preferred equity of Rex Acquisition for all purposes, including U.S. federal income tax purposes. Consistent with the foregoing, Rex Acquisition shall report for U.S. federal income tax purposes all Contingent Payments as distributions described in Section 301(a) of the U.S. Internal Revenue Code of 1986, as amended. [Signature page follows.]

2165/039721-0003 23102125 Signature Page to Contingent Payment Agreement IN WITNESS WHEREOF, the parties have caused their respective signature page to this Contingent Payment Agreement to be duly executed as of the date first written above. US PARENT: AIR T, INC. By: Name: Tracy Kennedy Title: Chief Financial Officer AIR T ACQUISITION: AIR T ACQUISITION 25.1, LLC By: Name: Tracy Kennedy Title: Chief Financial Officer REX ACQUISITION: AIR T REX ACQUISITION, INC. By: Name: Tracy Kennedy Title: Chief Financial Officer INVESTORS: HONEYWELL COMMON INVESTMENT FUND By: Name: John Mikros Title: Authorized Signatory HONEYWELL INTERNATIONAL INC. MASTER RETIREMENT TRUST By: Name: John Mikros Title: Authorized Signatory Docusign Envelope ID: 79CB8FEB-9A84-49B0-99C1-333C6B760EEC